Exhibit 99.2

TSYS Announces Third Quarter 2005 Earnings
Page 4 of 9
	TSYS Financial Highlights (Unaudited) (In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Percentage			Percentage
	2005	2004	Change	2005	2004	Change
Revenues
Electronic payment processing services	$224,394	198,892	12.8%	$646,199	561,270	15.1%
Merchant services	74,207	6,518	nm	170,008	19,759	nm
Other services	43,499	43,006	1.1	137,337	125,681	9.3
Revenues before reimbursables	342,100	248,416	37.7	953,544	706,710	34.9
Reimbursable items	79,869	56,577	41.2	228,652	173,141	32.1
Total revenues	421,969	304,993	38.4	1,182,196	879,851	34.4
Expenses
Employment expenses*	121,389	99,561	21.9	334,341	269,647	24.0
Net occupancy & equipment expenses*	77,134	59,302	30.1	212,770	182,214	15.5
Other operating expense*	71,245	37,558	89.7	191,449	109,440	74.9
Expenses before reimbursables	269,768	196,421	37.3	738,560	563,301	31.1
Reimbursable items	79,869	56,577	41.2	228,652	173,141	32.1
Total operating expenses	349,637	252,998	38.2	967,212	736,442	31.3
Operating Income	72,332	51,995	39.1	214,984	143,409	49.9
Other Income:
Interest income	1,592	667	138.7	3,889	1,709	127.6
Interest expense	(84)	(95)	(11.6)	(259)	(877)	(70.5)
Loss on foreign currency translation, net	66	146	(55.0)	(761)	45	nm
Other Income	1,574	718	119.2	2,869	877	227.3
Income before Income Taxes, Minority Interest
and Equity in Income of Joint Ventures	73,906	52,713	40.2	217,853	144,286	51.0
Income Taxes	26,777	20,410	31.2	78,186	55,636	40.5
Minority Interest	(64)	(80)	(20.9)	(176)	(240)	(26.8)
Equity in Income of Joint Ventures	991	6,918	(85.7)	5,331	19,178	(72.2)
Net Income	$48,056	39,141	22.8%	$144,822	107,588	34.6%
Basic Earnings Per Share	$0.24	0.20	22.6%	$0.73	0.55	34.4%
Diluted Earnings Per Share	$0.24	0.20	22.7%	$0.73	0.55	34.5%
Dividend Declared Per Share	$0.06	0.04		$0.16	0.10
Average Common Shares Outstanding	197,198	196,849		197,100	196,846
Average Common and Common
Equivalent Shares Outstanding	197,383	197,210		197,324	197,213

nm = not meaningful
*Certain items have been reclassified for the prior periods to conform with the presentation adopted in the third quarter of 2005.

TSYS Announces Third Quarter 2005 Earnings

TSYS
Segment Breakdown
(Unaudited)
(In thousands)

	Three Months Ended September 30, 2005				Three Months Ended September 30, 2004

	Domestic- based support services	International- based support services	Merchant Processing services	Consolidated	Domestic- based support services	International- based support services	Merchant processing services	Consolidated

Revenue before reimbursables	$244,302	31,389	70,333	346,024	218,530	29,886	-	248,416
Intersegment revenue	(3,867)	-	(57)	(3,924)	-	-	-	-
Revenues before reimbursables
from external customers	$240,435	31,389	70,276	342,100	218,530	29,886	-	248,416
Total revenue	$308,889	37,862	81,948	428,699	273,496	31,499	-	304,995
Intersegment revenue	(6,673)	-	(57)	(6,730)	(2)	-	-	(2)
Revenues from external customers	$302,216	37,862	81,891	421,969	273,494	31,499	-	304,993
Depreciation and amortization	$29,503	4,399	7,587	41,489	23,188	3,549	-	26,737
Intersegment expenses	$5,627	(4,294)	(8,064)	(6,731)	3,119	(3,119)	-	-
Segment operating income	$52,834	6,137	13,361	72,332	45,328	6,667	-	51,995
Income tax expense	$18,381	3,227	5,169	26,777	14,737	3,469	2,204	20,410
Equity in income of joint ventures	$-	991	-	991	-	549	6,369	6,918
Net Income	$36,238	3,353	8,465	48,056	29,959	5,015	4,167	39,141
Identifiable assets	1,282,288	177,276	222,050	1,681,614
Intersegment assets	(305,569)	(6)	(15)	(305,590)
Total assets	976,719	177,270	222,035	1,376,024

	Nine Months Ended September 30, 2005				Nine Months Ended September 30, 2004
	Domestic- based support services	International- based support services	Merchant processing services	Consolidated	Domestic- based support services	International- based support services	Merchant processing services	Consolidated

Revenue before reimbursables	$713,390	92,717	156,486	962,593	628,042	78,668	-	706,710
Intersegment revenue	(8,946)	-	(103)	(9,049)	-	-	-	-
Revenues before reimbursables
from external customers	$704,444	92,717	156,383	953,544	628,042	78,668	-	706,710
Total revenue	$904,700	109,604	182,877	1,197,181	796,229	83,628	-	879,857
Intersegment revenue	(14,882)	-	(103)	(14,985)	(6)	-	-	(6)
Revenues from external customers	$889,818	109,604	182,774	1,182,196	796,223	83,628	-	879,851
Depreciation and amortization	$85,058	12,416	12,073	109,547	69,950	9,567	-	79,517
Intersegment expenses	$24,861	(21,833)	(18,022)	(14,994)	4,268	(4,268)	-	-
Segment operating income	$176,346	8,143	30,495	214,984	125,399	18,010		143,409
Income tax expense	$61,003	4,294	12,889	78,186	41,876	7,600	6,160	55,636
Equity in income of joint ventures	$-	2,090	3,241	5,331	-	1,242	17,936	19,178
Net Income	$118,692	4,773	21,357	144,822	83,195	12,617	11,776	107,588

Note:     Revenues for domestic-based services include electronic payment processing services and other services provided from the United
               States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States.
               Revenues from merchant processing services include Vital's merchant processing and related services.

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TSYS Announces Third Quarter 2005 Earnings

TSYS
Balance Sheet
(Unaudited)
(In thousands)
	September 30,	December 31,
	2005	2004
Assets
Current assets:
Cash and cash equivalents	$199,356	231,806
Restricted cash	29,382	24,993
Accounts receivable, net	210,162	144,827
Deferred income tax assets	18,734	10,791
Prepaid expenses and other current assets	48,667	35,739
Total current assets	506,301	448,156
Computer software, net	278,450	268,647
Property and equipment, net	272,696	263,584
Contract acquisition costs, net	159,234	132,428
Goodwill, net	108,798	70,561
Other intangible assets, net	14,467	4,692
Equity investments, net	5,084	54,400
Other assets	30,994	39,475
Total assets	$1,376,024	1,281,943

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$33,237	75,188
Accrued salaries and employee benefits	67,349	46,725
Current portion of debt and obligations under capital leases	2,005	1,828
Other current liabilities	133,145	148,124
Total current liabilities	235,736	271,865
Obligations under capital leases excluding current portion	3,139	4,508
Long-term debt	93	-
Deferred income tax liabilities	140,064	131,106
Other long-term liabilities	19,258	6,038
Total liabilities	398,290	413,517
Minority interests in consolidated subsidiaries	3,765	3,814
Shareholders' Equity:
Common stock	19,808	19,759
Additional paid-in capital	47,751	44,732
Treasury stock	(12,874)	(13,573)
Accumulated other comprehensive income	7,681	15,373
Retained earnings	911,603	798,321
Total shareholders' equity	973,969	864,612
Total liabilities and shareholders' equity	$1,376,024	1,281,943

* Certain items from prior periods have been reclassified to conform with the presentation adopted in 2005.

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TSYS Announces Third Quarter 2005 Earnings

TSYS
Cash Flow
(Unaudited)
(In thousands)
	Nine Months Ended September 30:
	2005	2004

Cash flows from operating activities:
Net income	$144,822	107,588
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interests in consolidated subsidiaries' net income	176	240
Equity in income of joint ventures	(5,331)	(19,178)
Loss on currency translation adjustments, net	761	(45)
Depreciation and amortization	109,547	79,517
Impairment of developed software	3,646	10,059
Charges for (recoveries of) bad debt expense and billing
adjustments	5,451	(1,147)
Charges for transaction processing provisions	7,634	5,621
Deferred income tax expense (benefit)	6,574	29,590
Loss on disposal of equipment, net	1,775	384
(Increase) decrease in:
Accounts receivable	(32,395)	(36,139)
Prepaid expenses and other assets	6,270	(4,822)
Increase (decrease) in:
Accounts payable	(53,901)	6,066
Accrued salaries and employee benefits	4,393	4,584
Billings in excess of costs and profits on uncompleted contracts	-	(24,845)
Other liabilities	(67,817)	22,210
Net cash provided by operating activities	131,605	179,683

Cash flows from investing activities:
Purchase of property and equipment, net	(33,760)	(49,815)
Additions to licensed computer software from vendors*	(10,049)	(19,237)
Additions to internally developed computer software*	(17,435)	(3,996)
Cash acquired in acquisition	38,798	2,422
Cash used in acquisition	(95,782)	(53,000)
Dividends received from joint ventures	1,658	15,876
Contract acquisition costs	(11,756)	(22,441)
Net cash used in investing activities	(128,326)	(130,191)

Cash flows from financing activities:
Purchases of common stock	-	(1,188)
Proceeds from borrowings of long-term debt	48,143	-
Principal payments on long-term debt borrowings	(48,135)	-
Principal payments on capital lease obligations and software obligations	(1,225)	(42,321)
Dividends paid on common stock	(27,582)	(15,747)
Proceeds from exercise of stock options	2,920	1,193
Net cash used in financing activities	(25,879)	(58,063)
Effect of foreign currency translation on cash and cash equivalents	(9,850)	575
Net decrease in cash and cash equivalents	(32,450)	(7,996)
Cash and cash equivalents at beginning of year	231,806	122,874
Cash and cash equivalents at end of period	$199,356	114,878

*Certain items have been reclassified for the prior periods to conform with the presentation adopted in the third quarter of 2005.

TSYS Announces Third Quarter 2005 Earnings

Geographic Area Data:
The following geographic area data represents revenues for the three months ended September 30 based on where the client is domiciled:
	Three Months Ended September 30,
(dollars in millions):	2005	%	2004	%
United States	$358.3	84.9%	$247.9	81.3%
Europe	34.0	8.1	28.2	9.3
Canada*	23.2	5.5	21.4	7.0
Japan	4.0	0.9	3.5	1.1
Mexico	1.9	0.5	3.3	1.1
Other	0.6	0.1	0.7	0.2
	$422.0	100.0%	$305.0	100.0%

The following geographic area data represents revenues for the nine months ended September 30 based on where the client is domiciled:
	Nine Months Ended September 30,
(dollars in millions):	2005	%	2004	%
United States	$998.4	84.5%	$722.3	82.1%
Europe	98.3	8.3	73.7	8.4
Canada*	66.6	5.6	62.4	7.1
Japan	11.6	1.0	10.3	1.2
Mexico	5.3	0.4	9.2	1.0
Other	2.0	0.2	2.0	0.2
	$1,182.2	100.0%	$879.9	100.0%

Geographic Area Revenue by Operating Segment:
The following table reconciles segment revenues to revenues by reporting segment for the three months ended September 30:

	Three Months Ended September 30,
	Domestic-based		International-based		Merchant processing
	support services		support services		services
(dollars in millions):	2005	2004	2005	2004	2005	2004
United States	$276.7	247.9	-	-	81.6	-
Europe	0.1	0.2	33.9	28.0	-	-
Canada*	23.0	21.4	-	-	0.2	-
Japan	-	-	4.0	3.5	-	-
Mexico	1.9	3.3	-	-	-	-
Other	0.5	0.7	-	-	0.1	-
	$302.2	273.5	37.9	31.5	81.9	-

The following table reconciles segment revenues to revenues by reporting segment for the nine months ended September 30:

	Nine Months Ended September 30,
	Domestic-based		International-based		Merchant processing
	support services		support services		services
(dollars in millions):	2005	2004	2005	2004	2005	2004
United States	$816.3	722.3	-	-	182.1	-
Europe	0.3	0.4	98.0	73.3	-	-
Canada*	66.3	62.4	-	-	0.3	-
Japan	-	-	11.6	10.3	-	-
Mexico	5.3	9.2	-	-	-	-
Other	1.6	2.0	-	-	0.4	-
	$889.8	796.3	109.6	83.6	182.8	-

* These revenues include those generated from the Caribbean accounts owned by a Canadian institution.
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TSYS Announces Third Quarter 2005 Earnings

Supplemental Information:
	Accounts on File at September 30:
(in millions)	2005	%	2004	%	% Change
Consumer	264.1	61.4%	170.7	54.1%	54.7%
Retail	96.5	22.4	88.8	28.2	8.5
Commercial	30.1	7.0	24.9	7.9	21.0
Government services/EBT	18.2	4.3	15.7	5.0	16.8
Stored Value	13.7	3.2	8.5	2.7	61.3
Debit	7.5	1.7	6.7	2.1	11.1
	430.1	100.0%	315.3	100.0%	36.4%

	Sept. 30, 2005		Sept. 30, 2004
QTD Average Accounts on File (thousands)	424,609		304,928
YTD Average Accounts on File (thousands)	389,406		289,394

	Accounts on File at September 30:
(in millions)	2005	%	2004	%	% Change
Domestic	375.3	87.4%	267.2	84.7%	40.5%
International	54.8	12.6	48.1	15.3	13.8
	430.1	100.0%	315.3	100.0%	36.4%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts on File (in millions):
	Sept. 2004 to Sept. 2005		Sept. 2003 to Sept. 2004
Beginning balance	315.3		267.9
Change in accounts on file due to:
Internal growth of existing clients	44.5		33.0
New clients*	79.3		19.2
Purges/Sales*	(7.9)		(0.9)
Deconversions	(1.1)		(3.9)
Ending balance	430.1		315.3

Number of Employees (FTEs):	2005		2004
At September 30,	6,513		5,626
Quarterly average for period ended September 30,	6,481		5,571
YTD average for period ended September 30,	6,222		5,571

* Certain items have been reclassified for the prior periods to conform with the presentation adopted in the third quarter of 2005.

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